UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1, 2006
Performance Home Buyers, LLC
 (Exact name of registrant as specified in its charter)

Ohio	021-55571	31-1724135

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4130 Linden Avenue, Dayton OH		45432

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (937) 298-2274

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Principal Officer

On September 1, 2006, the Board of Directors of Performance Home Buyers, LLC (the " Registrant") accepted the resignation of Peter E. Julian as its Chief Executive Officer. Mr. Julian cited personal reasons for his resignation and has indicated that he will continue to serve as a director of the Registrant. The Registrant has no plans to replace Mr. Julian and his duties will be assumed by the President of the Registrant.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Performance Home Buyers, LLC

Date: September 22, 2006	By:	/s/ E. Randall Porter
E. Randall Porter
President

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